Exhibit 99.2

Stoneridge

Q3 2021 Results

October 28, 2021

Forward-Looking Statements

Stoneridge

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the impact of COVID-19, or other future pandemics, on the global economy, and on our customers, suppliers, employees, business and cash flows; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of facility closures, business realignment or similar actions; a significant change in automotive, commercial, off-highway, motorcycle and agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, including tariffs, affecting our products or customers products; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Q3 2021 Summary

Stoneridge

- ✓ Externalities continued to significantly impact the quarter – ($0.25) adjusted EPS headwind vs. prior expectations
  - ✓ **We outperformed our end-markets.** End-market decline of 7.4% vs. Stoneridge revenue decline of 5.6% Q2 to Q3.
  - ✓ Despite net supply chain related costs of $6.3 million in the third quarter, continued making progress to offset externalities. **Offset $4.9 million of total incremental costs in Q3 vs. $2.2 million in Q2. Expecting mitigation actions to result in continued progress vs. incremental costs in Q4 and beyond.**
- ✓ Continued momentum in both OEM and retrofit MirrorEye® channels
  - ✓ First OEM program in process of launching in Europe – **current customer forecasts suggest initial take rates will meet or exceed previously quoted take rates for this program**
  - ✓ **Expanded or initiated retrofit programs with 5 North American fleets that represent ~20,000 vehicles**
  - ✓ **Expanded fleet trial program with Schneider to ~200 trucks**

Q3 2021 Financial Performance

	Reported	Adjusted*
Sales	$181.7 million	-
Gross Profit *Margin*	$36.0 million *19.8%*	$36.6 million *20.2%*
Operating Loss Margin	($8.9) million *(4.9%)*	($6.9) million *(3.8%)*
Tax Rate	(5.4%)	7.1%
EPS	($0.38)	($0.27)
Adjusted EBITDA *Margin*	-	$1.8 million *1.0%*

2021 Adjusted Full-Year Guidance

	2021 Guidance *Previous***	2021 Guidance *Updated***
Adjusted Sales	$770.0 – $790.0 million	$740.0 – $750.0 million
Adjusted Gross Margin	24.0% - 25.0%	22.25% - 22.5%
Adjusted Operating Margin	2.0% - 2.5%	(1.8%) – (1.4%)
Adjusted Tax Rate	n/a	n/a
Adjusted EPS	$0.20 - $0.30	($0.60) – ($0.50)
Adjusted EBITDA Margin	6.5% - 7.0%	3.1% - 3.5%

*Divested soot sensor product business contributed $3.2 million in revenue and $0.01 adjusted EPS in the third quarter of 2021
**Guidance excludes the divested soot sensor business which contributed $8.6 million in revenue and $0.04 adjusted EPS year-to-date

Stoneridge



- Matt Horvath was appointed as Chief Financial Officer and Treasurer effective August 31st
- During his five-year tenure at the Company, Matt previously served as the Company's Executive Director of Corporate Strategy and Investor Relations, and prior to that as Director of Investor Relations
- Before joining Stoneridge, Matt spent six years at EY in the Transaction Advisory practice, primarily focused on business and asset valuation with a focus on the automotive and transportation industry
- Matt graduated from Michigan State University with a bachelor's degree in Finance
- Matt will be focused on continuing to execute on our strategic objectives with a focus on long-term, profitable growth, a strong balance sheet, and efficient and effective deployment of our available capital to drive shareholder value

Matt Horvath appointed Chief Financial Officer focused on executing on our strategic objectives and driving shareholder value

Financial Summary

Stoneridge

$'s in USD Millions

Q2 2021 vs. Q3 2021*

Sales*


$189.0
$178.5
Q2 2021
Q3 2021

Adjusted Gross Profit*


$42.7
$36.5
22.6%
20.4%
Q2 2021
Q3 2021

Adjusted Operating Income*


-1.4%
($2.6)
-4.1%
($7.4)
Q2 2021
Q3 2021

Adjusted EBITDA*


$6.6
3.5%
$1.3
0.7%
Q2 2021
Q3 2021

Adjusted EPS*


$(0.16)
$(0.28)
Q2 2021
Q3 2021

Q3 Financial Highlights*

- End-market sales decline of 7.4% vs. Stoneridge sales decline of 5.6% from Q2 to Q3 as supply chain constraints reduced production
  - Adjusted sales in Q3 2021 includes unfavorable currency impact of approximately ($1.1) million vs. Q2 2021
- Supply chain-related constraints reduced operating performance however, improved ability to offset supply chain related costs in Q3 vs Q2
  - Approximately ($6.3 million) net impact in Q3 2021 vs. ($4.0 million) in Q2 2021 due to incremental material and logistics costs and labor inefficiencies
  - Incremental costs beginning in Q3 related to increase in "traditional" freight costs ($1.2 million in Q3)
- Continued focus on managing engineering and SG&A costs while supporting program launches and technology development
  - Incremental engineering costs in the third quarter to support program launches
  - Annual incentive compensation program expense reduced due to current full-year outlook

Despite external challenges, we outperformed our end-markets and improved our ability to offset supply chain related costs in Q3 vs. Q2

*Excluding divested business in all periods presented. Refer to exhibits for reconciliations

Q3 2021 Performance Drivers vs. Prior Expectations

Stoneridge

External Performance Drivers – ~($0.25) *adjusted EPS impact in Q3*

Volume
~($0.19)

Incremental Supply Chain Costs
~($0.13)

Variable Cost Inefficiencies
~($0.01)

Incentive-based Compensation
~$0.07

Product Mix
~$0.01

- Reduced volumes due to production shutdowns driven primarily by supply chain-related challenges
- Net incremental supply chain costs primarily due to material shortages or supply chain disruptions
- Variable cost inefficiencies due to production volatility and inability to flex short-term variable costs
- Annual incentive compensation program expense reduced based on current full-year outlook
- Favorable product mix as a result of shift in end-market production

Controllable Performance Drivers – ~($0.02) *adjusted EPS impact in Q3*

D&D
~($0.03)

SG&A
~$0.01

- Incremental design and development costs primarily related to supporting program launches
- Continued focus on controllable costs drove favorable SG&A

Focused on driving margin expansion through cost mitigation actions, efficient operations and careful management of our cost structure

*Estimates after-tax impact by performance driver considering non-normalized tax expense for the year based on unusual jurisdictional earnings and expenses mix

Stoneridge

Continued Supply Chain Challenges


Offset ~17% of costs in Q1
Offset ~35% of costs in Q2
Offset ~44% of costs in Q3
$17.8 - $18.8
$11.2
$9.1 - $10.3
$9.9
$6.3
$6.2
$4.0
$5.1
$2.7
$2.2
Q1 2021
Q2 2021
Q3 2021
Full-year
Prior Outlook, Net of Customer Recoveries
Current Outlook / Actual, Net of Customer Recoveries
Gross Costs Incurred
Increase in "traditional" logistics costs
Estimated Range

- Product portfolio heavily weighted towards electronics and smart products, creating significant challenges
- Material shortages and resulting global OEM production shutdowns and volatility continue to drive incremental costs
- Increases in "traditional" freight costs beginning in Q3 (ocean freight costs, etc.) not tied to specific premium freight events

- **Offset ~$4.9 million of incremental supply chain-related costs in the third quarter, or ~44% of supply chain-related costs compared to ~$2.2 million, or 35% of supply chain related costs in Q2**

Net incremental supply chain-related costs of $6.3 million incurred in the third quarter, $12.5 million for the full-year

Continued progress in recovering incremental supply chain costs

Supply Chain-related Incremental Costs

Stoneridge

Spot Buys / Incremental Freight Costs

- Material "spot" buys from third-parties due to material shortages in traditional supply chain – individual events
- Premium freight costs related to specific shipments, typically due to material availability or production volatility / timing

- **STATUS:** Successfully passing-through significant majority of spot buy and premium freight costs to customers
- **OUTLOOK:** Beginning in Q3 2021, increase in *traditional* freight costs (ex. ocean freight) ($1.2 million incremental in Q3) – expected to remain elevated
- **ACTION**: Mitigation actions in place to offset spot buys and premium freight. Evaluating opportunities to reduce or share elevated traditional freight costs

~$3.8M Q3 (net)
~$7.7M YTD (net)

Material Price Increases

- Material price increases from traditional supply chain – timing of relief is less defined as price increases are not tied to specific orders but applied broadly
- Includes commodities and electronic components

- **STATUS:** Began recognizing benefits of price increases in Q3 – expecting incremental benefits in Q4 and in 2022
- **OUTLOOK:** Expecting existing material price increases to remain in place and anticipating continued material cost pressure as supply shortages continue
- **ACTION:** Implementing aggressive price increases where possible. Ongoing negotiations related to current pricing, historical cost recoveries and long-term contracts

~$2.0M Q3 (net)
~$2.9M YTD (net)

Labor Inefficiencies

- Labor inefficiencies and overtime driven by volatility in production schedules

- **STATUS:** Unlikely to recover from external parties as costs are not tied directly to single event
- **OUTLOOK:** Despite lower forecasted production, expecting less *volatility* in production forecasts going-forward – demand remains very strong
- **ACTION:** Taking actions to right-size cost structure and improve operating efficiency based on market conditions – stability in forecasted production improves ability to mitigate costs

~$0.6M Q3
~$1.8M YTD

Expecting continued supply chain related costs in Q4, however expecting actions taken to result in improved Q4 financial performance and improved run-rate into 2022

2021 Updated Volume Outlook

Prior Outlook
Current Outlook

Stoneridge

Passenger Car Forecast *(Millions of Units)*

North America
40.0% of 2020 Sales



20
15
10
5
0
17.2%
Q3 2021
Q4 2021
2021
2022
(20.9%)
(20.5%)
(11.1%)
(10.5%)

Europe
4.6% of 2020 Sales



25
20
15
10
5
0
16.1%
Q3 2021
Q4 2021
2021
2022
(25.1%)
(19.2%)
(11.3%)
(8.4%)

China
7.9% of 2020 Sales



30
25
20
15
10
5
0
5.4%
Q3 2021
Q4 2021
2021
2022
(12.1%)
(12.4%)
(6.8%)
(7.9%)

Commercial Vehicle Forecast *(Thousands of Units)*

North America
8.0% of 2020 Sales



800
600
400
200
0
19.2%
Q3 2021
Q4 2021
2021
2022
(21.9%)
(11.9%)
(9.4%)
(1.8%)

Europe
19.4% of 2020 Sales



600
400
200
0
10.9%
Q3 2021
Q4 2021
2021
2022
(9.8%)
(12.2%)
(5.5%)
(3.6%)

China
0.7% of 2020 Sales



2000
1500
1000
500
0
(18.2%)
Q3 2021
Q4 2021
2021
2022
(12.8%)
(7.5%)
(4.7%)
(4.2%)

Weighted average end-markets declined (14.2%) in Q3 vs. prior forecast
Expected to increase by 8.2% in Q4 compared to Q3 and by 11.6% in 2022 compared to 2021

Source: July 2021 IHS, Oct 2021 IHS, Q2 2021 LMC, Q3 2021 LMC

MirrorEye Update

Stoneridge

OEM Program Launches

- **First OEM program launching now in Europe**
  - Previously estimated total peak annual revenue of ~$13 million based on 17% quoted take rate for the system
  - **Based on updated customer forecasts, estimated take rate is expected to meet or exceed quoted take rate**
- **Second OEM launch in early to mid-2022 in North America**
  - Estimated total peak annual revenue of ~$14 million based on 10% quoted take rate for the system
  - North American fleet activities focused on expanding take rates

Fleet Expansion

- Expanded or initiated retrofit programs with 5 North American fleets that represent ~20,000 vehicles on the road
- Expanded retrofit program with Schneider to ~200 trucks

SCHNEIDER™

- Working with fleet partners to continue to accumulate safety and efficiency data to accelerate broad adoption of the system (both in retrofit and OEM applications)

First OEM program take rates expected to meet or exceed previously quoted rates

Continued expansion of retrofit opportunities to drive broad system adoption

Stoneridge

Summary

- ✓ Externalities continuing to significantly impact financial performance
- ✓ Continued to mitigate incremental supply chain related costs – specific mitigation actions to continue in Q4
- ✓ Continued momentum with MirrorEye
  - ✓ First OEM launch in Europe - expected to meet or exceed originally quoted take rates based on updated customer forecasts
  - ✓ Expanded or initiated retrofit programs with 5 North American fleets that represent ~20,000 vehicles on the road, including Schneider

2022 Outlook

- ✓ We remain focused on the factors that we can control and executing on our operational goals
- ✓ Expecting supply chain challenges to continue – management team is focused on reducing and offsetting impact where possible
- ✓ Continued focus on expanding MirrorEye fleet trials and OEM launches to drive overall system adoption

Driving shareholder value by executing on variables within our control, responding to factors that are out of our control and executing on our long-term strategy

Financial Update

Stoneridge

3rd Quarter 2021 Financial Summary

Stoneridge

3rd Quarter 2021 Financial Results

- **Excluding divested product lines, sales of $178.5 million, a decrease of 5.6% over Q2 2021 sales**
  - Excluding divested product lines, Control Devices sales of $84.8 million, an increase of 0.4% over Q2 2021 sales
  - Electronics sales of $83.9 million, a decrease of 13.8% over Q2 2021
  - Stoneridge Brazil sales of $16.5 million, an increase of 10.5% over Q2 2021
- **Excluding divested product lines, adjusted operating loss of ($7.4) million ((4.1%) adjusted operating margin) a decrease of 280 basis points over Q2 2021**
  - Excluding divested product lines, Control Devices adjusted operating income of $3.0 million (3.5% adjusted operating margin), a decrease of 350 basis points over Q2 2021
  - Electronics adjusted operating loss of ($5.0) million ((6.0%) adjusted operating margin), a decrease of $3.2 million over Q2 2021
  - Stoneridge Brazil adjusted operating income of $1.1 million (7.0% adjusted operating margin), a decrease of 30 basis points over Q2 2021

Q3 2021 Financial Performance

	Reported	Adjusted*
Sales	$181.7 million	-
Gross Profit *Margin*	$36.0 million *19.8%*	$36.6 million *20.2%*
Operating Loss Margin	($8.9) million *(4.9%)*	($6.9) million *(3.8%)*
Tax Rate	(5.4%)	7.1%
EPS	($0.38)	($0.27)
Adjusted EBITDA *Margin*	-	$1.8 million *1.0%*

2021 Adjusted Full-Year Guidance

	2021 Guidance *Previous***	2021 Guidance *Updated***
Adjusted Sales	$770.0 – $790.0 million	$740.0 – $750.0 million
Adjusted Gross Margin	24.0% - 25.0%	22.25% - 22.5%
Adjusted Operating Margin	2.0% - 2.5%	(1.8%) – (1.4%)
Adjusted Tax Rate	n/a	n/a
Adjusted EPS	$0.20 - $0.30	($0.60) – ($0.50)
Adjusted EBITDA Margin	6.5% - 7.0%	3.1% - 3.5%

*Divested soot sensor product business contributed $3.2 million in revenue and $0.01 adjusted EPS in the third quarter of 2021

**Guidance excludes the divested soot sensor business which contributed $8.6 million in revenue and $0.04 adjusted EPS year-to-date

Control Devices Financial Performance

Stoneridge

$'s in USD Millions

Q2 2021 vs. Q3 2021

Sales*



$84.4
$84.8
Q2 2021
Q3 2021

Adjusted Operating Income*



$6.0
7.1%
$3.0
3.5%
Q2 2021
Q3 2021

Control Devices Q3 Summary

- Sales inline with Q2 2021 sales, excluding divested soot sensor business, primarily due to ramp-up of new program launches offset by production shutdowns as a result of supply chain disruptions
- Q3 adjusted operating income, excluding the divested business, declined vs. Q2 2021 primarily due to incremental supply chain costs
  - Net incremental supply chain related costs were ~$2.8 million in Q3 2021 compared to ~$1.3 million incurred in Q2 2021

Control Devices 2021 Expectations

- Expecting continued production shutdowns due to supply chain disruptions
- Expecting continued impact of supply chain-related issues including incremental material, labor and freight costs as a result of component shortages and continued production volatility – continuing to take actions to offset incremental costs
- Focus on supporting future growth opportunities
  - Continued ramp-up of previously launched "park-by-wire" programs in several electrified vehicle platforms in the fourth quarter of 2021 and in 2022

Taking actions to offset supply chain-related costs
Expecting continued macroeconomic headwinds in the fourth quarter

*Sales and adjusted operating income exclude divested business in all periods presented

Electronics Financial Performance

$'s in USD Millions

Q2 2021 vs. Q3 2021

Sales


$97.3
$83.9
Q2 2021
Q3 2021

Adjusted Operating Income


-1.8%
($1.8)
-6.0%
($5.0)
Q2 2021
Q3 2021

Electronics Q3 Summary

- Sales declined 13.8% vs. Q2 2021 primarily due to commercial vehicle OEM production shut-downs as a result of supply chain disruptions
  - The impact of currency exchange rates decreased revenue by $1.3 million relative to Q2 2021
- Adjusted operating margin declined versus Q3 2021 primarily due to unfavorable fixed cost leverage, incremental costs related to supply chain disruptions and higher engineering costs to support future program launches
  - Net incremental supply chain related costs were ~$2.8 million in Q3 2021 compared to ~$2.4 million incurred in Q2 2021

Electronics 2021 Expectations

- Expecting continued production volatility for the remainder of 2021 as global supply chain disruptions continue to interrupt OEM production schedules
- Continued gross margin headwinds related to incremental material, logistics and labor costs - continuing to take actions to offset incremental costs
- Expecting engineering costs to remain relatively consistent with the third quarter due to program launch support in the fourth quarter 2021 and early 2022

Taking actions to offset supply chain-related costs
Expecting continued macroeconomic headwinds in the fourth quarter

Stoneridge Brazil
Financial Performance

$'s in USD Millions

Q2 2021 vs. Q3 2021

Sales



$14.9
$16.5
Q2 2021
Q3 2021

Adjusted Operating Income



$1.1
7.2%
$1.1
7.0%
Q2 2021
Q3 2021

Stoneridge Brazil Q3 Summary

- Excluding the favorable impact of currency exchange rates of $0.2 million, sales increased 9.0% relative to Q2 2021
- Adjusted operating margin slightly declined vs. Q2 2021 primarily due to incremental supply chain costs offset by fixed cost leverage on higher sales
  - Net incremental supply chain costs in Q3 2021 were $0.7 million compared to $0.3 million in Q2 2021

Stoneridge Brazil 2021 Expectations

- Expecting sales volatility in the fourth quarter 2021 based on current market conditions
- Expecting continued supply chain-related costs in the fourth quarter 2021
- Focus remains on utilizing engineering resources to support global Electronics business and ramping up local OEM business to offset challenging overall macroeconomic conditions

Strong Q3 results due to higher demand in the OEM end-market
Expecting continued macroeconomic challenges in the fourth quarter

Q4 2021 Anticipated Performance Drivers

Stoneridge

Drivers of Q3 to Q4 Performance



($0.28)
$(0.21) – ($0.11)
2021 Q3 Adjusted EPS Ex. Divested Product Lines
Revenue ~$0.07 - $0.17 Adj. EPS
Net Supply Chain Related Costs ~$0.00 - $0.03 Adj. EPS
Other Operating Efficiencies ~$0.02 - $0.03 Adj. EPS
SG&A ~($0.07) - ($0.09) Adj. EPS
D&D ~($0.00) Adj. EPS
Tax ~$0.04 Adj. EPS
2021 Q4 Implied Adjusted EPS Guidance

Drivers of Q3 to Q4 Performance

- Current view on production forecasts and expected price increases driving revenue growth Q4 vs. Q3
- Expecting actions taken to continue to mitigate incremental costs resulting in net neutral to slightly favorable net supply chain-related costs in Q4 vs. Q3
- Other operating efficiencies include variable cost efficiencies and fixed cost leverage
- Expecting increase in SG&A costs in Q4 vs. Q3 primarily due to incentive-based compensation adjustment resulting in lower comparable Q3 SG&A
- Expecting D&D costs to be consistent from Q3 to Q4
- Expecting continued non-normalized tax position based on unusual jurisdictional expense / earnings mix

Improved Q4 performance vs. Q3 driven primarily by increased revenue, consistent or incremental mitigation of supply chain costs and control of operating expenses

Net Debt

Stoneridge

Net Debt and Leverage Ratio

$'s in USD Millions



$83.3
$69.8
$98.2
$74.9
$81.6
$68.3
$73.9
$60.5
$55.6
$50.0
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Cash
Net Debt

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Debt / Adjusted EBITDA	***2.4x***	***1.8x***	***2.9x***	***1.4x***	***2.2x***

Q3 2021 Summary

- Net debt increased by approximately $6.7 million in Q3
- Approximately $265 million of undrawn commitments under U.S. revolving credit facility, which results ~$320 million in cash-on-hand and undrawn commitments at quarter-end

Focused on continued efficient cash management

Stoneridge

2021 Q3 Summary

- Control Devices – challenging Q3 due to global supply chain-related headwinds – expecting continued supply chain-related challenges in the fourth quarter of 2021. Focused on offsetting incremental supply chain costs and supporting future growth and program launches.
- Electronics – sales and operating performance in the third quarter impacted by commercial vehicle OEM production shut-downs and volatility in production schedules. Focused on offsetting incremental costs and supporting new program launches in the fourth quarter and early-2022
- Stoneridge Brazil – Strong sales growth and operating performance during the quarter. Continued focus on cost management and utilizing resources to support global business.

2021 Outlook and Guidance

- **Guiding to full-year 2021 adjusted revenue guidance of $740.0 to $750.0 million based on year-to-date performance and current view of forecasted production**
- **Reducing adjusted EPS guidance to a mid-point of ($0.55) (($0.60) – ($0.50))**
  - Adjusted EPS guidance considers year-to-date performance, current view of production forecasts, current expectations of supply chain-related costs offset by mitigating actions and current expectations for income tax benefit

Adapting and responding to challenging macroeconomic conditions to deliver improving financial results and drive shareholder value

Appendix

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(in thousands, except per share data)	Three months ended September 30, 2021	Three months ended September 30, 2020	Nine months ended September 30, 2021	Nine months ended September 30, 2020
Net sales	$ 181,680	$ 175,764	$ 566,809	$ 458,275
Costs and expenses:				
Cost of goods sold	145,680	129,769	441,882	353,629
Selling, general and administrative	28,481	24,414	89,237	81,610
Gain on sale of Canton Facility, net	-	-	(30,718)	-
Design and development	16,447	11,754	46,593	36,373
Operating (loss) income	(8,928)	9,827	19,815	(13,337)
Interest expense, net	1,447	1,882	5,073	4,322
Equity in earnings of investee	(584)	(330)	(1,694)	(556)
Other expense (income), net	41	(253)	127	(1,879)
(Loss) income before income taxes	(9,832)	8,528	16,309	(15,224)
Provision (benefit) for income taxes	526	1,814	6,739	(3,694)
Net (loss) income	$ (10,358)	$ 6,714	$ 9,570	$ (11,530)
(Loss) earnings per share:				
Basic	$ (0.38)	$ 0.25	$ 0.35	$ (0.43)
Diluted	$ (0.38)	$ 0.25	$ 0.35	$ (0.43)
Weighted-average shares outstanding:				
Basic	27,147	26,956	27,100	27,047
Diluted	27,147	27,223	27,432	27,047

Balance Sheet

Stoneridge

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2021 (Unaudited)	December 31, 2020
ASSETS		
Current assets:		
Cash and cash equivalents	$ 50,001	$ 73,919
Accounts receivable, less reserves of $1,528 and $817, respectively	137,129	136,745
Inventories, net	124,741	90,548
Prepaid expenses and other current assets	45,254	33,452
Total current assets	357,125	334,664
Long-term assets:		
Property, plant and equipment, net	109,696	119,324
Intangible assets, net	52,692	55,394
Goodwill	37,075	39,104
Operating lease right-of-use asset	17,088	18,944
Investments and other long-term assets, net	53,002	53,978
Total long-term assets	269,553	286,744
Total assets	$ 626,678	$ 621,408
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current liabilities:		
Current portion of debt	$ 1,650	$ 7,673
Accounts payable	102,584	86,103
Accrued expenses and other current liabilities	62,383	52,272
Total current liabilities	166,617	146,048
Long-term liabilities:		
Revolving credit facility	130,000	136,000
Deferred income taxes	11,033	12,935
Operating lease long-term liability	14,097	15,434
Other long-term liabilities	7,280	14,357
Total long-term liabilities	162,410	178,726
Shareholders' equity:		
Preferred Shares, without par value, 5,000 shares authorized, none issued	-	-
Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,179 and 27,006 shares outstanding at September 30, 2021 and December 31, 2020, respectively, with no stated value	-	-
Additional paid-in capital	231,567	234,409
Common Shares held in treasury, 1,787 and 1,960 shares at September 30, 2021 and December 31, 2020, respectively, at cost	(55,611)	(60,482)
Retained earnings	221,912	212,342
Accumulated other comprehensive loss	(100,217)	(89,635)
Total shareholders' equity	297,651	296,634
Total liabilities and shareholders' equity	$ 626,678	$ 621,408

Statement of Cash Flows

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Nine months ended September 30 (in thousands)	2021	2020
OPERATING ACTIVITIES:		
Net income (loss)	$ 9,570	$ (11,530)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:		
Depreciation	20,831	20,030
Amortization, including accretion and write-off of deferred financing costs	4,767	4,153
Deferred income taxes	916	(5,862)
Earnings of equity method investee	(1,694)	(724)
(Gain) loss on sale of fixed assets	(190)	158
Share-based compensation expense	4,685	3,535
Excess tax (benefit) deficiency related to share-based compensation expense	(295)	50
Gain on sale of Canton Facility, net	(30,718)	-
Gain on disposal of business, net	(740)	-
Property, plant and equipment impairment charge	-	2,326
Change in fair value of earn-out contingent consideration	1,453	(3,045)
Changes in operating assets and liabilities:		
Accounts receivable, net	(2,746)	7,107
Inventories, net	(36,580)	3,683
Prepaid expenses and other assets	(11,144)	(2,599)
Accounts payable	20,657	(2,303)
Accrued expenses and other liabilities	1,539	(6,024)
Net cash (used for) provided by operating activities	(19,689)	8,955

Statement of Cash Flows (Cont.)

Stoneridge

INVESTING ACTIVITIES:		
Capital expenditures, including intangibles	(21,576)	(24,331)
Proceeds from sale of fixed assets	656	43
Proceeds from disposal of business, net	1,050	-
Proceeds from sale of Canton Facility, net	35,167	-
Investment in venture capital fund, net	(2,349)	(750)
Net cash provided by (used for) investing activities	12,948	(25,038)
FINANCING ACTIVITIES:		
Revolving credit facility borrowings	34,000	71,500
Revolving credit facility payments	(40,000)	(53,500)
Proceeds from issuance of debt	30,292	29,608
Repayments of debt	(36,286)	(26,006)
Common Share repurchase program	-	(4,995)
Repurchase of Common Shares to satisfy employee tax withholding	(2,658)	(1,773)
Net cash (used for) provided by financing activities	(14,652)	14,834
Effect of exchange rate changes on cash and cash equivalents	(2,525)	134
Net change in cash and cash equivalents	(23,918)	(1,115)
Cash and cash equivalents at beginning of period	73,919	69,403
Cash and cash equivalents at end of period	$ 50,001	$ 68,288
Supplemental disclosure of cash flow information:		
Cash paid for interest	$ 4,962	$ 4,134
Cash paid for income taxes, net	$ 7,296	$ 137

Segment Financial Information

	Three months ended September 30, 2021	Three months ended September 30, 2020	Nine months ended September 30, 2021	Nine months ended September 30, 2020
Net Sales:				
Control Devices	$ 87,618	$ 99,942	$ 273,581	$ 243,797
Inter-segment sales	414	971	2,768	3,877
Control Devices net sales	88,032	100,913	276,349	247,674
Electronics	77,585	62,995	250,440	180,071
Inter-segment sales	6,319	7,362	19,527	17,672
Electronics net sales	83,904	70,357	269,967	197,743
Stoneridge Brazil	16,477	12,827	42,788	34,407
Inter-segment sales	-	-	-	-
Stoneridge Brazil net sales	16,477	12,827	42,788	34,407
Eliminations	(6,733)	(8,333)	(22,295)	(21,549)
Total net sales	$ 181,680	$ 175,764	$ 566,809	$ 458,275
Operating (Loss) Income:				
Control Devices	$ 2,899	$ 12,450	$ 50,129	$ 10,116
Electronics	(5,113)	647	(7,793)	(7,523)
Stoneridge Brazil	909	3,439	112	3,419
Unallocated Corporate (A)	(7,623)	(6,709)	(22,633)	(19,349)
Total operating (loss) income	$ (8,928)	$ 9,827	$ 19,815	$ (13,337)
Depreciation and Amortization:				
Control Devices	$ 3,840	$ 4,028	$ 11,777	$ 11,197
Electronics	3,102	2,549	8,970	7,423
Stoneridge Brazil	737	973	2,783	3,696
Unallocated Corporate	532	500	1,587	1,522
Total depreciation and amortization (B)	$ 8,211	$ 8,050	$ 25,117	$ 23,838
Interest Expense (Income), net:				
Control Devices	$ 122	$ 99	$ 362	$ 269
Electronics	228	103	523	503
Stoneridge Brazil	(101)	14	(198)	17
Unallocated Corporate	1,198	1,666	4,386	3,533
Total interest expense, net	$ 1,447	$ 1,882	$ 5,073	$ 4,322
Capital Expenditures:				
Control Devices	$ 2,305	$ 2,833	$ 7,046	$ 8,496
Electronics	3,353	1,618	7,264	9,678
Stoneridge Brazil	744	805	2,163	2,219
Unallocated Corporate (C)	249	524	947	1,201
Total capital expenditures	$ 6,651	$ 5,780	$ 17,420	$ 21,594

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation
(B) These amounts represent depreciation and amortization on property, plant and equipment and certain intangible assets
(C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries

Reconciliations to US GAAP

Stoneridge

Reconciliations to US GAAP

This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

Reconciliations to US GAAP

Stoneridge

Reconciliation of Q3 2021 Adjusted EPS

(USD in millions)	Q3 2021	Q3 2021 EPS
Net Loss	**$ (10.4)**	**$ (0.38)**
Add: After-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	0.2	0.01
Add: After-Tax Restructuring Costs	0.7	0.02
Add: Adjustment to Tax Impact Related to Sale of Canton Facility	1.4	0.05
Add: After-Tax Business Realignment Costs	0.8	0.03
Adjusted Net Loss	**$ (7.2)**	**$ (0.27)**

Reconciliation of Q2 2021 Adjusted EPS

(USD in millions)	Q2 2021	Q2 2021 EPS
Net Income	**$ 19.8**	**$ 0.72**
Add: After-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	1.1	0.04
Add: After-Tax Restructuring Costs	0.3	0.01
Less: After-Tax Gain on Sale of Canton Facility	(25.4)	(0.93)
Add: After-Tax Brazilian Indirect Tax Impairment	0.4	0.02
Adjusted Net Loss	**$ (3.7)**	**$ (0.14)**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted Gross Profit

(USD in millions)	Q2 2021	Q3 2021
Gross Profit	$ 42.8	$ 36.0
Add: Pre-Tax Restructuring Costs	0.3	0.6
Adjusted Gross Profit	$ 43.1	$ 36.6

Reconciliation of Adjusted Operating Income (Loss)

(USD in millions)	Q2 2021	Q3 2021
Operating Income (Loss)	$ 26.7	$ (8.9)
Add: Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	1.1	0.2
Add: Pre-Tax Restructuring Costs	0.3	0.7
Less: Pre-Tax Gain on Sale of Canton Facility	(30.7)	-
Add: Pre-Tax Business Realignment Costs	0.1	1.1
Add: Pre-Tax Brazilian Indirect Tax Impairment	0.6	-
Adjusted Operating Loss	$ (1.9)	$ (6.9)

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted EBITDA

(USD in millions)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	TTM EBITDA
Income (Loss) Before Tax	$ 4.5	$ 0.5	$ 25.6	$ (9.8)	$ 20.8
Interest expense, net	1.8	1.8	1.9	1.4	6.9
Depreciation and amortization	8.6	8.4	8.4	8.1	33.6
EBITDA	$ 14.9	$ 10.8	$ 35.9	$ (0.3)	$ 61.3
Add(Less): Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Bra:	(0.2)	0.1	1.1	0.2	1.3
Add: Pre-Tax Loss in Autotech Fund Investment	0.2	-	-	-	0.2
Add: Pre-Tax Restructuring Costs	0.8	1.6	0.3	0.7	3.4
Less: Pre-Tax Gain on Sale of Canton Facility	-	-	(30.7)	-	(30.7)
Add: Pre-Tax Business Realignment Costs	0.4	0.2	0.1	1.1	1.8
Add: Pre-Tax Brazilian Indirect Tax Impairment	-	-	0.6	-	0.6
Less: Pre-Tax Gain from Disposal of Soot Sensor Business	-	(0.7)	-	-	(0.7)
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory	-	(0.1)	-	-	(0.1)
Add: Pre-Tax Environmental Remediation Costs	-	0.4	-	-	0.4
Adjusted EBITDA	$ 16.2	$ 12.2	$ 7.3	$ 1.8	$ 37.5

Reconciliations to US GAAP

Stoneridge

Reconciliation of Q3 2021 Adjusted Tax Rate

(USD in millions)		Q3 2021
Loss Before Tax	**$**	**(9.8)**
Add: Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)		0.2
Add: Pre-Tax Restructuring Costs		0.7
Add: Pre-Tax Business Realignment Costs		1.1
Adjusted Loss Before Tax	**$**	**(7.8)**
Income Tax Expense	**$**	**0.5**
Add: Tax Impact From Pre-Tax Adjustments		(2.5)
Add: Adjustment to Tax Impact Related to Sale of Canton Facility		1.4
Adjusted Income Tax Benefit	**$**	**(0.6)**
Adjusted Tax Rate		**7.1%**

Reconciliations to US GAAP

Reconciliation of Control Devices Adjusted Operating Income

(USD in millions)	Q2 2021	Q3 2021
Control Devices Operating Income	$ 37.1	$ 2.9
Add: Pre-Tax Restructuring Costs	0.3	0.6
Less: Pre-Tax Gain on Sale of Canton Facility	(30.7)	-
Control Devices Adjusted Operating Income	$ 6.6	$ 3.5

Reconciliation of Electronics Adjusted Operating Loss

(USD in millions)	Q2 2021	Q3 2021
Electronics Operating Income Loss	$ (1.8)	$ (5.1)
Add: Pre-Tax Restructuring Costs	0.0	0.1
Electronics Adjusted Operating Loss	$ (1.8)	$ (5.0)

Reconciliation of Stoneridge Brazil Adjusted Operating Income (Loss)

(USD in millions)	Q2 2021	Q3 2021
Stoneridge Brazil Operating Income (Loss)	$ (0.7)	$ 0.9
Add: Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	1.1	0.2
Add: Pre-Tax Business Realignment Costs	0.1	-
Add: Pre-Tax Brazilian Indirect Tax Impairment	0.6	-
Stoneridge Brazil Adjusted Operating Income	$ 1.1	$ 1.1

Reconciliations to US GAAP

Stoneridge

Reconciliation of Sales Excluding Disposed Soot Sensor Business

(USD in millions)	Q2 2021	Q3 2021
Sales	$ 191.3	$ 181.7
Less: Pre-Tax Sales from Disposed Soot Sensor Business	(2.3)	(3.2)
Sales Excluding Disposed Soot Sensor Business	$ 189.0	$ 178.5

Reconciliation of Adjusted Gross Profit Excluding Disposed Soot Sensor Business

(USD in millions)	Q2 2021	Q3 2021
Adjusted Gross Profit	$ 43.1	$ 36.6
Less: Pre-Tax Gain from Disposed Soot Sensor Business	(0.4)	(0.2)
Adjusted Gross Profit Excluding Disposed Soot Sensor Business	$ 42.7	$ 36.5

Reconciliation of Adjusted Operating Loss Excluding Disposed Soot Sensor Business

(USD in millions)	Q2 2021	Q3 2021
Adjusted Operating Loss	$ (1.9)	$ (6.9)
Less: Pre-Tax Gain from Disposed Soot Sensor Business	(0.7)	(0.5)
Adjusted Operating Loss Excluding Disposed Soot Sensor Business	$ (2.6)	$ (7.4)

Stoneridge

Reconciliation of Adjusted EBITDA Excluding Disposed Soot Sensor Products

(USD in millions)	Q2 2021	Q3 2021
Adjusted EBITDA	$ 7.3	$ 1.8
Less: Pre-Tax Gain from Disposed Soot Sensor Business	(0.7)	(0.5)
Adjusted EBITDA Excluding Disposed Soot Sensor Products	$ 6.6	$ 1.3

Reconciliation of Adjusted EPS Excluding Disposed Soot Sensor Products

(USD in millions)	Q2 2021	Q3 2021
Adjusted EPS	$ (0.14)	$ (0.27)
Less: EPS attributable Disposed Soot Sensor Products	(0.02)	(0.01)
Adjusted EPS Excluding Disposed Soot Sensor Products	$ (0.16)	$ (0.28)

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Sales Excluding Disposed Soot Sensor Business

(USD in millions)	Q2 2021	Q3 2021
Control Devices Sales	**$ 86.7**	**$ 88.0**
Less: Sales from Disposed Soot Sensor Business	(2.3)	(3.2)
Control Devices Sales Excluding Disposed Soot Sensor Business	**$ 84.4**	**$ 84.8**

Reconciliation of Control Devices Adjusted Operating Income Excluding Disposed Soot Sensor Products

(USD in millions)	Q2 2021	Q3 2021
Adjusted Operating Income	**$ 6.6**	**$ 3.5**
Less: Pre-Tax Gain from Disposed Soot Sensor Products	(0.7)	(0.5)
Adjusted Operating Income Excluding Disposed Soot Sensor Products	**$ 6.0**	**$ 3.0**